Exhibit 99.1 March 2022 Polestar Investor presentation

2 Investor presentation — Disclaimer 1 / 2 This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making GGI, the combined company or others following the announcement of the Business Combination and any definitive the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other their own evaluation with respect to the proposed business combination (the “Business Combination”) between Gores agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain companies. Guggenheim, Inc. (“GGI”) and Polestar Performance AB and/or its affiliates (the “Company”). The information contained approval of the stockholders of GGI, to obtain financing to complete the Business Combination or to satisfy other herein does not purport to be all-inclusive and none of GGI, the Company or their respective directors, officers, conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or The Company believes these non-GAAP measures of financial results provide useful information to management and stockholders, affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business investors regarding certain financial and business trends relating to the Company’s financial condition and results of completeness or reliability of the information contained in this Presentation or any other written or oral communication Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for communicated to the recipient in the courseof the recipient'sevaluation of GGIandthe Company. Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated measures with other similar companies, many of which present similar non-GAAP financial measures to investors. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect toany securities or benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and management about which expense and income are excluded or included in determining these non-GAAP financial recommendation to purchase any security of GGI, the Company, or any of their respective affiliates. You should not retain its management and key employees; (8) costs related to the Business Combination; (9) risks associated with measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. No such changes in applicable laws or regulations and the Company’s international operations; (10) the possibility that the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Company or the combined company may be adversely affected by other economic, business, and/or competitive comparablemeasureevaluated in accordancewith GAAP. Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. The PIPE financing described factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s ability to maintain agreements or herein has not been and will not be registered under the Securities Act or any applicable state securities laws. If the partnerships with its strategic partners Volvo Cars and Geely and to develop new agreements or partnerships; (13) the This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and proposed Business Combination is entered into, the PIPE financing will be offered and sold only to qualified institutional Company’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers difficulty in making accurate forecasts and projections of some of the information excluded from these projected buyers (as defined in Rule 144A under the Securities Act) and institutional accredited investors (as defined in Rule for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such measures, together with some of the excluded information not being ascertainable or accessible, the Company is 501(a)(1), (2),(3) or (7) promulgated under the Securities Act) upon the consummation of the proposed Business relationships; (14) the Company’s reliance on its partnerships with vehicle charging networks to provide charging unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial Combination. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (15) the measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters Company’s ability to establish its brand and capture additional market share, and the risks associated with negative includedand no reconciliation of the forward-lookingnon-GAAPfinancialmeasuresis included. concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (16) delays in the the information contained herein nor any information presented or research undertaken by the placement agents, design, manufacture, launch and financing of the Company’s vehicles and the Company’s reliance on a limited number Projections except for undertakingsexpresslymadeunderthe subscriptionagreement, to makeany decision. of vehicle models to generate revenues; (17) the Company’s ability to continuously and rapidly innovate, develop and This Presentation contains financial forecasts with respect to the Company’s projected financial results, including market new products; (18) risks related to future market adoption of the Company’s offerings; (19) increases in costs, revenue, for the Company's fiscal years 2021 through 2025. The Company's independent auditors have not audited, The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (20) the Company’s reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect aware that the United States securities laws prohibit any person who has material, non-public information concerning a electric vehicles, and on the allocation of sufficient production capacity to the Company by its partners in order for the thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative company from purchasing or selling securities of such company or from communicating such information to any other Company to be able to increase its vehicle production capacities; (21) risks related to the Company’s distribution model; of future results. The assumptions and estimates underlying the prospective financial information are inherently person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such (22) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations vehicle adoption generally on the Company’s future business; (23) changes in regulatory requirements, governmental could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third incentives and fuel and energy prices; (24) the impact of the global COVID-19 pandemic on GGI, the Company, the there can be no assurance that the prospective results are indicative of the future performance of the Company or that party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, Company’s post business combination’s projected results of operations, financial performance or other financial actual results will not differ materially from those presented in the prospective financial information. Inclusion of the withoutlimitation,Rule 10b-5thereunder. metrics, or on any of the foregoing risks; and (25) other risks and uncertainties set forth in the section entitled “Risk prospective financial information in this Presentation should not be regarded as a representation by any person that the Factors” and “Cautionary Note Regarding Forward-Looking Statements” in GGI’s final prospectus relating to its initial resultscontained in the prospectivefinancialinformationwill beachieved. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021, and other documents filed, or to be The unaudited preliminary estimated data provided in this Presentation for the year ended December 31, 2021 are based passeduponthem merits of the BusinessCombination or the accuracy or adequacy of thisPresentation. filed, with the U.S. Securities and Exchange Commission (the “SEC”) by GGI or ListCo, including the Registration/Proxy upon the Company’s current best estimates. The Company’s audited consolidated financial statements for the year Statement (as defined below). There may be additional risks that neither GGI, the Company nor ListCo presently know or ended December 31, 2021 are not yet available. The unaudited preliminary estimated data provided herein are not meant Forward-LookingStatements that GGI, the Company or ListCo currently believe are immaterial that could also cause actual results to differ from those to be a comprehensive statement of the Company’s financial results for the year ended December 31, 2021 and the Certain statements in this Presentation may be considered “forward-looking statements” as defined in the Private contained in the forward-lookingstatements. Company’s actual results may differ from these preliminary estimates. These preliminary estimates are subject to risks Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future and uncertainties, many of which are not within the Company’s control. Preliminary estimated financial data in this financial or operating performance of GGI, the Company and Polestar Automotive Holding UK Limited (“ListCo”). For Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements Presentation for the year ended December 31, 2021 reflect the mid-point of the Company’s preliminary estimated range example, projections of future Adjusted EBITDA or revenue and other metrics are forward-looking statements. In some set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be for the applicablefinancialmeasure. cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the made.Neither GGI,the Companynor ListCoundertakesany duty to updatetheseforward-lookingstatements. Actual results may differ as a result of the completion of the Company's financial reporting period closing procedures, negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to review adjustments and other developments that may arise between now and the time such financial information for the risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information implied by suchforwardlookingstatements. Non-GAAPFinancialMeasures and, as a result, are subject to risks and uncertainties. Neither the Company’s nor GGI’s independent registered This Presentation includes certain financial measures not presented in accordance with generally accepted accounting accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by principles (“GAAP”) including, but not limited to, Adjusted EBITDA, Free Cash Flow, EBIT Margin and certain ratios and preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial GGI and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in information. that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements financialresults. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash with respect to proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that

3 Investor presentation — Disclaimer 2 / 2 IndustryandMarketData It is acknowledged and understood that Guggenheim Securities, LLC, (“Guggenheim Securities”) which is acting as a information document required by Regulation (EU) No 1286/2014 as it forms part of the domestic law of the UK by virtue In this Presentation, GGI and the Company rely on and refer to certain information and statistics obtained from third- placement agent in connection with the PIPE financing, may be considered an affiliate of GGI as a result, among other of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the securities or otherwise making them available to party sources which they believe to be reliable. Neither GGI nor the Company has independently verified the accuracy or matters, of direct or indirect investments in Gores Guggenheim Inc. or its affiliates by affiliates of Guggenheim Securities. retail investors in the UK has been prepared and, therefore, offering or selling the securities or otherwise making them completeness of any such third-party information. You are cautioned not to give undue weight to such industry and As a result, it is possible that Guggenheim Securities and its affiliates may be or may be perceived as being adverse to the available to any retailinvestor in the UKmay beunlawfulunderthe UK PRIIPsRegulation. market data. This Presentation may include trademarks, service marks, trade names and copyrights of other companies, interests of GGI in the context of the PIPE financing or otherwise. Guggenheim Securities and its affiliates generally act which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade independently of each other, both for their own account and for the account of clients, and are not bound by any No representation or warranty (whether express or implied) has been made by GGI, the Company or any of their names and copyrights referred to in this Presentation may be listed without the™,℠, ©, or ® symbols, but the Company fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) that would prevent respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to the proposed and GGI will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these or restrict them from acting on behalf of other customers or for their own account in light of their respective roles process or themanner in which theproposed process is conducted, and the recipientdisclaims any such representation trademarks,servicemarks,tradenamesand copyrights. opposite GGI. In recognition of the foregoing, Guggenheim Securities and its affiliates will be under no obligation or duty or warranty. The recipient of this Presentation acknowledges that GGI, the Company and their respective directors, in light of their respective roles opposite GGI to take any action or refrain from taking any action, or to exercise or not officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal AdditionalInformation exercise any rights or remedies, that that they would be entitled to take or exercise in connection with the PIPE financing by any person or entity regarding the Business Combination. None of GGI, the Company or any of their respective ListCo has filed with the SEC a Registration/Proxy Statement on Form F-4 containing a preliminary proxy statement of or otherwise. directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any Gores Guggenheim and a preliminary prospectus (the Registration/Proxy Statement ), and (ii) Gores Guggenheim will recipient of thisPresentationwith respectto the manner in which the proposedprocessisconducted. file a definitive proxy statement relating to the proposed Business Combination (the “Definitive Proxy Statement”) and No Offerand Non-Solicitation will mail the Definitive Proxy Statement and other relevant materials to its stockholders after the Registration/Proxy This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any Statement is declared effective. The Registration/Proxy Statement will contain important information about the securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to proposed Business Combination and the other matters to be voted upon at a meeting of Gores Guggenheim buy the securities of GGI, the Company or ListCo, nor shall there be any sale of any such securities in any state or stockholders to be held to approve the proposed Business Combination. This Presentation does not contain all the jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the information that should be considered concerning the proposed Business Combination and is not intended to form the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus basis of any investmentdecision or any other decision in respect of the Business Combination. Before making any voting meetingthe requirementsof the SecuritiesAct of 1933, asamended. or other investment decisions, securityholders of Gores Guggenheim and other interested persons are advised to read, the Registration/Proxy Statement and the amendments thereto and the Definitive Proxy Statement and other Notice to investors in the EuropeanEconomicArea/Prohibitionofsales to EEAretailinvestors documents filed in connection with the proposed Business Combination, as these materials will contain important In member states of the European Economic Area (the “EEA”), this presentation and any offer if made subsequently is information about Gores Guggenheim, the Company, ListCo and the Business Combination. When available, the directed exclusively at persons who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) Definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to 2017/1129(the “ProspectusRegulation”). stockholders of Gores Guggenheim as of a record date to be established for voting on the proposed Business The securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or Combination. Stockholders will also be able to obtain copies of the Registration/Proxy Statement, the Definitive Proxy otherwise made available to any retail investor in the EEA. For these purposes, a retail investor means a person who is Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); (ii) a www.sec.gov, or by directing a request to: Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: customer within the meaning of Directive 2002/92/EC (as amended, the “Insurance Mediation Directive”), where that JenniferKwon Chou. customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in the Prospectus Regulation. Consequently no key information document required by Regulation INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC (EU) No 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the securities or otherwise making them OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS available to retail investors in the EEA has been prepared and therefore offering or selling the securities or otherwise OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY makingthem available to any retailinvestor in the EEA may beunlawfulunderthe PRIIPsRegulation. REPRESENTATIONTO THE CONTRARY ISACRIMINALOFFENSE. Notice to investors in the UK/Prohibitionofsales to UKretailinvestors Participantsin the Solicitation In the United Kingdom (“UK”), any offer of the securities will be made pursuant to an exemption under Regulation (EU) GGI and its directors and executive officers may be deemed participants in the solicitation of proxies from GGI’s 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”) (the “UK stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive Prospectus Regulation”) from a requirement to publish a prospectus for offers of securities. This communication is for officers and a description of their interests in GGI is set forth in GGI’s filings with the SEC (including GGI’s final prospectus distribution in the UK only to (i) investment professionals falling within article 19(5) of the Financial Services and Markets related to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021), and are Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities and other persons to whom it may available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Gores Guggenheim, Inc., 6260 lawfully becommunicated,fallingwithin article49(2)(a) to (d) of the Order. Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. Additional information regarding the interests of such participantsiscontained in the Registration/ProxyStatement. The securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the UK. For these purposes, a “retail investor” means a person who is The Company and ListCo, and their directors and executive officers may also be deemed to be participants in the one (or more) of: (i) a retail client, as defined in Directive (EU) 2014/65/EU on markets in financial instruments (as solicitation of proxies from the stockholders of GGI in connection with the proposed Business Combination. A list of the amended) and implemented in the UK as it forms part of the domestic law of the United Kingdom by virtue of the EUWA names of such directors and executive officers and information regarding their interests in the proposed Business (“UK MIFID II”); (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended) as it forms part of the domestic Combination is includedin the Registration/ProxyStatement. law of the UK by virtue of the EUWA, where that customer would not qualify as a professional client as defined in UK MIFID II; or (iii) not a qualified investor as defined in Article 2 of the UK Prospectus Regulation. Consequently, no key

4 Investor presentation — High tech minimalism redefining luxury for the sustainable age Introduction Video Note: Please click on Introduction Video in order to access the video

5 Investor presentation — Today’s speakers and senior leadership Polestar Gores Guggenheim Mark Stone Thomas Ingenlath Johan Malmqvist Alec Gores CEO CEO CFO Chairman – Currently CEO of GH VII, GH VIII, GH IX – Previously SVP of Design at Volvo Cars – Previously CFO of Dole Food – 40+ years of experience as an and Gores Guggenheim Company, Perstorp Chemical entrepreneur and dealmaker; invested – Behind Volvo Cars’ recent award Company and Duni Group in over 130 companies across diverse – Previously CEO of GH (Hostess), GH II winning design renaissance sectors (Verra), GH III (PAE), GH IV (UWM), GH – 20+ years of experience across – Awarded “Design Hero” at the 2017 V (AMP) and GH VI (Matterport) multiple sectors, including in the United – Board member of Luminar Autocar Awards States and in publicly listed companies – Previously worked at Boston – Chairman of Gores Holdings ( GH ) Consulting Group VII, GH VIII, GH IX, Gores Technology Partners (“GTP”), GTP II and Gores Guggenheim

6 Investor presentation — The Gores SPAC franchise has a stellar track record – $39bn of transaction value across nine completed / Proceeds Transaction Transaction Proceeds Proven SPAC delivered announced transactions closed value delivered track record – $6.8bn of new cash delivered across nine completed / announced transactions Nov 2016 $2.3bn $725mn – 14 SPACs raised to date, totaling $6.3bn (prior to PIPE commitments) Oct 2018 $2.4bn $800mn – Polestar shareholders: compelling valuation and Feb 2020 $1.5bn $625mn Alignment with upside potential from rollover shares and earnout key stakeholders – New investors: attractive entry valuation with long- Dec 2020 $2.9bn $590mn term return potential – Sponsor alignment: $795mn of capital committed by Jan 2021 $925mn $16.1bn Gores Sponsor & affiliates in nine completed / announced transactions Aug 2021 $8.5bn $1,000mn – Nominal redemptions across eight completed An attractive transactions $2.3bn Jul 2021 $640mn opportunity for – Significant experience boosts transaction execution prospective from upfront diligence through closing targets Jan 2022 $1.9bn $655mn – Proven record of providing expedited access to liquidity, capital and value creation 1 1 Q2 2022 $1.6bn $805mn Note: An investment in Gores Guggenheim or Polestar is not an investment in any other current or previous special purpose 1. Footprint transaction was announced in December 2021 and is expected to acquisition company sponsored by affiliates of The Gores Group (the “ Gores SPACs”). close in Q2 2022. Proceeds delivered assume zero redemptions. The historical results of the Gores SPACs, including those represented in this presentation, are not necessarily indicative of future performance of Gores Guggenheim or Polestar. Proceeds delivered for Sonder include cash proceeds from convertible notes and delayed draw notes.

Investor presentation Business overview

8 Business overview — Strong heritage Continuous innovation Growth History in performance Go to market Growth and delivery 1996–2015 2015–2020 2020– – Founded as a racing company – Launch of first two models, PS1 and PS2 – Leader in sustainability – Developed and sold performance software to Volvo – Product development of higher scale products – Global from day one, rapid roll out – Official performance partner to Volvo Cars – Leveraging Volvo Cars’ infrastructure – First OTA pilot in Europe – Direct digital customer relationship as a foundation – Plan to launch 3 new cars by 2024E 2019 2021 2005 2015 Completion and opening Scaling up Polestar Cyan Acquisition by Chengdu Polestar production Racing founded Volvo Car Group 2017 2019 2011 2020 1996 Polestar 1 Polestar 2 Official performance First customer handovers Founding of Polestar announced announced partner of Volvo Cars and retail stores in operation

9 Business overview — Combining the best of both worlds Credibility & scalability Agility & disruption Established OEM Start-up – Product development – Innovation – Production – Unconventional – Distribution – Less bureaucracy – Technology – Brand personality – Financial strength – Team chemistry Global from day 1 2 award winning cars – Asset-light = Growth / scalable – Digitized customer journey – Already operational with global products and sales – Differentiated and sustainable design 1 – ~29k vehicles sold in 2021E with 2025E 290k targeted – Direct to consumer business – 19 markets across 3 continents – Bespoke technology & innovative service – Sales operations in over 100 cities – Polestar 1 & 2 have won multiple global awards – Leveraging Volvo Cars' and Geely Holding's industrial – 5 launched models targeted by 2024E infrastructure 1. Please see slide 32 for additional information on volumes. See footnote 2 on slide 41 for additional information on preliminary volume results for 2021E. Source: Management estimates.

10 Business overview — Core competencies A Design B Sustainability C Innovation – Best-in-class sustainability ambition – Breakthrough technology developments already – Differentiation through avant-garde design, demonstrated by P10 motor, Precept aluminum driving experience and sustainable choices – Climate neutral car targeted by 2030E and architecture and bi-directional charging climate neutral EV manufacturer targeted by – High tech minimalism that defines luxury for 2040E – R&D facility in Coventry, UK attracting industry- the sustainable age leading sports-performance oriented talent and – Planned introductions of sustainable materials – Designer-led leadership and product engineers (e.g., natural fibers and recycled materials) development focus throughout interiors as product portfolio matures – Software development competence across the vehicle (e.g., BMS) – Electrical competence with CPU based central computer architecture Climate neutrality Circularity Transparency Inclusion Source: Company information.

11 Business overview — Diversified premium product portfolio Polestar 5 Polestar 1 Polestar 2 Polestar 3 Polestar 4 Luxury Sport GT 4 Door Luxury Aero SUV Premium Sport SUV Price ~$155k ~$50-60k Porsche Cayenne Porsche Macan Porsche Panamera Start of Production 2019 2020 2022E 2023E 2024E (SoP) 1 1 Range ~120km range ~540km range +600km target range +600km target range +600km target range 2025E 2021E Target ~290k vehicles sold ~29k vehicles sold and 2 2 with 4 models models launched Note: Please see slide 32 for additional information on volumes. 1. WLTP target range. 2. See footnote 2 on slide 41 for additional information on preliminary volume results for 2021E. Source: Company information, Management estimates.

12 Business overview — Precept began as a manifesto of Polestar’s future and is now becoming reality with Polestar 5 – Split “Thor’s Hammer” headlights – Rearview window replaced by live camera system, – Proving that sustainable, upcycled materials allowing for increased trunk space and extended can look and feel premium with 3D knitting – Long-range performance lidar panoramic glass roof over cabin – Swapping out virgin plastics for natural fibers – SmartZone sensor suite replaces legacy ICE grille – Taillights are precise and geometric, on interior components and enables enhanced ADAS features complemented by a soft, sculptural car body – Exploring use of other materials such as fish – Air wing on hood for aerodynamics and laminar flow, – Style and aesthetics embrace the playful contrast nets and PET bottles for interiors improving performance and range of high gloss black surfaces and matte paint – Industry-leading software with award-winning finishes, not chrome user interfaces Precept exemplifies Polestar’s design, sustainability and technology ethos, offering a preview of what to expect from other future Polestar models, including the PS3 and PS4

Investor presentation Investment highlights

14 Investment highlights — A guiding star in a rapidly growing global electric vehicle industry Capitalizing on fastest-growing segments of massive and secular-driven global market opportunity 1 One of two global premium EV players already in mass production setting new standards with our core competencies of design, sustainability and innovation 2 Start-up culture with focus on innovation leveraging nearly 100 years of manufacturing expertise and leadership 3 Asset-light model with immediate operating leverage quickly expanding in-production product portfolio 4 Digital-first DTC approach with differentiated distribution and service model rapid scalability, accelerating customer demand and margin expansion 5 Attractive, high-growth financial model near-term path to profitability and cash flow 6 Experienced and visionary management team 7 pioneering, tech-forward and design-led mindset

15 Investment highlights — 1 Premium / luxury EVs are the fastest growing segment of the global car market Rapidly expanding A huge market opportunity Average global price per model $ 55,000-65,000 Market size in million CAGR 2020-2025E +29% 1 cars × 4.9 Number of cars sold (2025E) ~5 million Global premium / luxury EV = $ 280-320bn market 1.4 2020A 2025E EV market to outpace overall premium growth significantly given Driven by consumer behavior evolution, technological improvement, increased regulation and choice, as well as better charging solutions accelerating technology adoption in all major markets 1. Global market for BEV / PHEV premium luxury vehicles. Source: Leading management consultancy firm.

16 Investment highlights — 1 Polestar addresses the fastest growing segments of the premium / luxury market Addressing ~80% of the market In the fastest growing categories In the fastest growing geographies 2020-2025E EV CAGR per car type 2020-2025E EV CAGR per region 2025E Total Market Size per segment and car type in million units (incl. ICE vehicles) +46% +39% 2.9 3.2 +33% +31% +29% +29% +28% Polestar covers ~80% of the premium / luxury market +14% 2.1 2.1 2.4 PS2 PS3 PS4 PS5 Americas EMEA China Global C/Dpremium SUV Epremium SUV D premium F coupe premium PS2 (C/D Conventional) PS3 (E/F SUV) PS4 (D SUV) PS5 (E/F Conventional) Note: No segment A cars in premium / luxury market; Sub segments for passenger Other Polestar segments covered cars are named with letters: B stands for Supermini, C stands for Medium, D stands for Upper medium, E stands for Large and F stands for Super. Source: Leading management consultancy firm.

17 Investment highlights — 1 Portfolio targets profitable, high-growth segments Launch Product expansion Growth 1 2019 2020 2021E 2022E 2023E 2024E 2025E Model Segment Manufacturing site and SoP 290 Chongqing F coupe Polestar 5 SoP: 2024E premium 225 Hangzhou Bay SUV D Polestar 4 premium SoP: 2023E 124 SUV E Chengdu / Polestar 3 Charleston premium SoP: 2022E 65 C/D Taizhou Polestar 2 premium SoP: 2020 29 Sports Chengdu Polestar 1 premium SoP: 2019 Estimated volume of sold cars (k) 10 0 Note: Please see slide 32 2for additional information on volumes. 1. See footnote 2 on slide 41 for additional information on preliminary volume results for 2021E. Source: Company information, Management estimates.

18 Investment highlights — 2 The only global EV pure play alongside Tesla Broader EV and luxury landscape EV share of 35%+ 1 by 2025E EV pure plays Global EV pure plays – With the exception of Volvo and Porsche, incumbent OEMs exhibit a relative low speed of transition despite recent acceleration plan announcements – Nio and Xpeng are still predominantly regional companies – Lucid and Rivian commenced production recently and likely to be regional players initially Polestar and Tesla are currently the only EV pure plays with mass production and global reach 1. Includes PHEVs. Source: Leading management consultancy firm.

19 Investment highlights — 2 Cutting edge design coupled with an unrivaled focus on sustainability Design Sustainability at the core: concrete targets and measures – Differentiation through avant-garde design, experience and sustainable choices – Climate neutral car by 2030E and climate neutral EV manufacturer by 2040E – High performance innovation driven by sports-oriented R&D team – Climate neutral manufacturing and materials consumption – Deeply rooted safety heritage through backing from Volvo Cars and rapid – Circular battery design and production with clear second life / recycling strategy adoption of new technology (e.g., lidar) – Full blockchain based data transparency throughout the supply chain – Ethical and inclusive work principles and values Polestar 1 & 2 have won multiple global awards Carbon footprint for Polestar 2 vs. a compact SUV ICE model Tonne CO -equivalents 2 58 50 42 8 8 27 58 8 42 34 19 The Golden Steering Wheel Volvo XC40 ICE Polestar 2 Polestar 2 Polestar 2 Global electricity European electricity Wind power mix mix Norway Car of the Year 2021 Vehicle excluding Battery Battery Source: Company information.

20 Investment highlights — 2 State-of-the-art EV powertrain development Developing one of the most powerful motors in the world Combined with state-of-the-art battery technology – P10 rear motor with 450kW (~603 horsepower) – Developed 800V battery pack (based on Volvo Cars and Lotus technology) – Highest power variant combined with front motor will deliver 650kW – Switchable between 800V and 400V to match charging infrastructure – 2-speed gearbox with dual clutch and disconnect feature = energy efficiency – 103 kWh possible to charge to 80% in ~20 minutes – Compact design (~36*50*64 cm), facilitating special requirements for platforms – Bi-directional / vehicle-to-grid charging compatible – Multiple installation options for easy integration with multiple platforms 450 kW P10 motor 300 kW Taycan rear motor 375 kW Model S performance (Plaid tbd) Source: Company information.

21 Investment highlights — 2 Industry leading performance and technology Core in-house competence well defined Smart partnerships propel time to market – R&D facility in Coventry, UK attracting industry-leading sports- – Polestar 3, with SoP in 2022E, will include unsupervised highway pilot performance oriented talent and engineers offering during its lifecycle – Breakthrough technology developments already demonstrated by – Best in class long range sensors via Luminar partnership P10 motor, Precept aluminum architecture and bi-directional charging – First full Google Android vehicle with full OTA capability – Access to 20k+ dedicated R&D and design FTEs throughout the Geely/Volvo Cars’ network – Software development competence across the vehicle (e.g., BMS) Autonomous driving partners: – Performance components such as best-in-class motors – Luminar – Electrical competence with CPU based central computer architecture – Nvidia – New sustainable materials know-how – Waymo – Zenseact State-of-the-art EV powertrain ambition Lightweight aluminum architecture SPA2 electrical system (AD ready) P10 drivetrain (450kw rear motor) Battery pack (400V and 800V) Polestar Precept Providing the basis for future upside opportunities with technology licensing expected in 2024E Source: Company information, Management estimates.

22 Investment highlights — 3 Best of both worlds: stability of established players and agility of a start-up Light and scalable set-up built upon the experience, technology and scale of Volvo Cars and Geely – Product design & validation – Vehicle attributes – Digital offer – Distribution Agility of start-up – D2C business model Stability of established players (nearly 100 years experience) – Engineering design & release – Architecture development – Testing & verification – Procurement – Service centers – Manufacturing capabilities – Manufacturing capabilities – Logistics & supply chain – Logistics & supply chain Source: Company information.

23 Investment highlights — 4 Asset light and scalable set–up with state-of-the-art manufacturing facilities 7 1 2 3 3 4 5 Europe Chengdu Taizhou Chengdu Charleston Hangzhou Bay Chongqing Potential production site Total factory 30,000 (estimated) Low volume production: 180,000 cars Annual car capacity 150,000 cars 150,000 cars 240,000 cars 6 6 7 7 6 6 capacity 750 cars per year per year premium EVs per year TBD per year per year per year Factory 2019 2016 2013 2015 2021 2024E TBD opening Platform SPA1 CMA CMA SPA2 SPA2 PMA SPA2 Models produced Polestar 1 Polestar 2 Polestar 2 Polestar 3 Polestar 3 Polestar 4 Polestar 5 5. Factory owned by Geely and operated by Polestar. 1. Factory owned by Polestar. 6. Defined by jobs per hour according to Geely practices. 2. Factory owned and operated by Volvo Cars. 7. Not included in the current business plan assumptions. 3. Factory owned and operated by Volvo Cars. 4. Factory owned and operated by Geely.

24 Investment highlights — 4 Polestar aims to be the most capital efficient EV premium / luxury brand globally Scalable, flexible and operational Independent Board and arm’s length contracts – Flexibility to scale production rapidly with demand, using – Adherence to OECD guidelines for intra-company dealings already operational plant ecosystem – Most contracts are evergreens and negotiated on a cost-plus basis 3 – Access to global plants with ~750k capacity – 3-year manufacturing capacity reserve planning and annually re- – Higher return on capital vs. peers confirmed – Polestar can fully capitalize on Geely / Volvo Cars synergies where it sees best fit Board of Directors 1 Capital intensity % of total assets / 2020A revenue Polestar / Volvo Cars executive alignment meeting 355% Industrial Product Creation Commercial Steering Steering Committee Steering Committee Committee 199% -146p.p Average 185% 165% 100% 105% PC M&L Operation 41% Polestar business office 1 2 Polestar European Global EV Regional EV European European Premium Player Player Premium Premium OEM 1 OEM 2 OEM 3 1. 2025E capital intensity % used for Polestar. Please refer to slide 42 for additional information on financials. 2. For group. 3. Excluding potential capacity of potential European production site. Source: Company information, Management estimates.

25 Investment highlights — 5 Digital first go–to–market model focused on customer experience Explore and schedule Configure and Manage your – Experience starts fully digital and online an experience finance Polestar – Easy to scale without large investments – Less reliance on third parties, increased control of customer journey – Explore Polestar – Configure and order – Control climate, lock and products online online via web and unlock, manage mobile channels, charging and use Phone- – Schedule a test drive including market specific as-key when and where solutions such as convenient – Book service and WeChat interact with customer support Online model = lasting profitability advantage Source: Company information.

26 Investment highlights — 5 Global expansion supported by different permanent and temporary retail location formats Locations Service points Spaces Destinations Automotive area – leveraging the Volvo Permanent or pop up/temporary Polestar Permanent or pop up/temporary Polestar Cars service center network showrooms located in urban areas showrooms located in peri-urban 2020A 2021A 2023E Target 2020A 2021A 2023E Target 40 100 +150 +400 +800 +1,100 Digital first, direct to consumer approach, removing sales and distribution inefficiencies Source: Company information, Management estimates.

27 Investment highlights — 5 Unique service offer providing strong competitive advantage Customer financing approach Differentiated service model Extensive service network – Fully fledged financing and insurance portfolio – Streamlined product offering – Wide service location network is offered in current markets to enable sufficient car maintenance – Digital integrated, real time experience – Lean sales model via Polestar app – Full coverage by Volvo Cars service network in – Pricing competitive and set by Polestar – Standardized trim options level to drive cost Netherlands, United Kingdom, Sweden, Norway efficient model complexity and Mainland China – Attractive delivery proposition: free pickup and – Over 800 service points today delivery service within ~240 km of participating Polestar locations Polestar financial services – Best-in-class banking, leasing and insurance partners 1 – Low balance sheet impact for Polestar – Access to customer data supports customer retainment 1. Not applicable to US market where Polestar take the RV risk and Demo cars in all markets on company’s balance sheet. Source: Company information.

28 Investment highlights — 5 Strong and defined expansion into current and new markets 2021 2023E Current markets: Expansion to new markets: Markets targeted 30+ Locations 150+ Service points 1,100+ Selected new markets Source: Company information, Management estimates.

29 Investment highlights — 6 High growth model with leading margins 3 1 3 2025E EBIT , $bn Volume , Thousands Revenue , $bn 17.6 CAGR: +78% 290 CAGR: +89% EBIT Margin: 8% 1.3 29 1.4 2 2021E 2025E 2021E 2025E 2025E – Strong volume growth expected through new model – New model line up in premium / luxury segment and – EBIT profitable by 2024E launches and expansion into new and existing new markets expected to contribute to strong top markets line growth 1. Please refer to slide 32 for additional information on volumes. 2. See footnote 2 on slide 41 for additional information on preliminary volume results for 2021E. 3. The unaudited preliminary estimates provided herein are not meant to be a comprehensive statement of the Company's financial results for the year ended December 31, 2021 and any year in the projection period thereafter, and the Company's actual results may differ from these unaudited preliminary estimates. These unaudited preliminary estimates are subject to risks and uncertainties, many of which are not within the Company's control. Preliminary estimated financial data in this Presentation for the year ended December 31, 2021 reflect the mid-point of the Company’s preliminary estimated range for the applicable financial measure. Source: Business Plan, Management estimates.

30 Investment highlights — 7 Experienced and visionary management team Anna Rudensjö Thomas Ingenlath Dennis Nobelius Johan Malmqvist Nils Mösko Åsa Borg Max Missoni Jörg Brandscheid CEO COO CFO Legal Strategy & Business Brand & Marketing Design R&D Development – Previously Executive Vice President – Previously SVP of Design at Volvo – Previously CEO for Zenuity – Previously CFO of Dole Food – Previously Legal Director at SKF – Former Global Deputy CFO at Polestar – Former COO Care by Volvo – Former Vice President Exterior Design Electronics at Hella APAC Cars Company, Perstorp Chemical Group at Volvo Cars – Various roles within Volvo such as – Previously held finance, treasury and – Previously positions as VP Brand & Company and Duni Group – Behind Volvo Cars’s recent award Project Manager for the Vehicle Line – 20 years of experiences within legal in controlling functions for Volvo Cars Marketing EMEA, VP Brand & – 20 years of designer experience within – Nearly 30 years of experience within winning design renaissance 90-series, MD in Switzerland, Plant – 20+ years of experience across Sweden and Ford Motor Marketing Sweden in the automotive industry the auto industry and several R&D Quality Director multiple sectors, including in the roles across a range of technical areas – Awarded “Design Hero” at the 2017 – 15+ years automotive experience United States and in publicly listed and companies Autocar Awards companies Jonathan Goodman Mona Abbasi Mike Whittington Monika Franke Mikael Björklund Fredrika Klarén Victoria Falksund Ellie Huijing Wu Customer Experience Global Sales HR Polestar UK/PR & Comms. Digital Sustainability Programs & Planning Purchasing – Previously Senior Vice President – Previously worked with new EV – Former Senior HR Director, Global R&D, – 25+ years of commercial experience in – Former COO for Swedish fashion – Previously Head of Sustainability at – Previously Vice President Product – Previously Senior Purchasing Brand, Marketing & Communications introductions incl. from Jaguar Land Purchasing & Quality of Volvo Cars the car industry brand Filippa K KappAhl Line management at Volvo Cars Manager at Volvo Cars China at Husqvarna Group Rover, PSA, Mercedes-Benz and – 20 years of experience with Volvo Cars – 20 years of operations experience – Has held leading positions within – 10+ years of experience with – Worked at Arthur D. Little and Toyota – 10+ years experience of automotive Toyota – 20+ years experience from leading from Peugeot incl. country manager companies such as Consortio Fashion sustainability work at KappAhl and F1 team before joining Mazda. She has industry purchasing consumer and IT brands for Belgium-Luxembourg Group, Schibsted, Kering and EY IKEA since then held several management – 20+ years of experience in Automotive positions within Volvo Cars program e-commerce strategy management Source: Company information.

Investor presentation Financial overview

32 Financial overview — Diverse new model pipeline driving top-line growth – 3 new models in development and targeted to Volume by model, Thousands launch by 2024E 290 – Polestar 2, Polestar 3 and Polestar 4 expected 30 key drivers of volume, from 2023E onwards mainly from launch of latter two models 225 resulting in significant sales increase 11 79 – Current volume plan projected through 43 2025E, while Capex plan includes spend for a new model launching post 2025E 77 124 67 – Sales in Europe, US and China from day 1 6 24 65 104 104 29 94 65 29 1 2021E 2022E 2023E 2024E 2025E 0.2% 0.6% 1.0% 1.8% 2.3% Polestar 2 Polestar 3 Polestar 4 Polestar 5 Implied market share of global premium market Note: Figures in page only includes core business. Management estimates based on assumptions regarding the total addressable market, Polestar’s performance in the geographic regions where it competes and demand for its different car models. Source: Business Plan, Management estimates. 1. See footnote 2 on slide 41 for additional information on preliminary volume results for 2021E.

33 Financial overview — Financial summary: profitable by 2024E and 8% EBIT margin by 2025E 17.6 Revenue, $bn Gross Profit, $bn Gross 0% 12% 20% 19% 21% 13.0 margin 3.7 2.4 6.6 1.3 3.1 1.4 0.4 0.0 1 1 2021E 2022E 2023E 2024E 2025E 2021E 2022E 2023E 2024E 2025E 3 EBIT, $bn Adjusted Unleveraged Free Cash Flow , $bn (2%) 3% (74%) (27%) 8% Cash n.m. n.m. n.m. n.m. 59% EBIT 2 conversion margin 1.3 1.1 0.4 (0.2) (0.2) (0.7) (1.3) (0.9) (1.0) (1.7) 1 1 2021E 2022E 2023E 2024E 2025E 2021E 2022E 2023E 2024E 2025E Note: Non GAAP metrics. Management estimates based on assumptions regarding Polestar’s performance in the geographic regions where it competes, demand for its different car models, its available book of customers and management’s views on market and customer demand going forward. 1. The Company's audited consolidated financial statements for the year ended December 31, 2021 are not yet available. As such, the unaudited preliminary estimated data provided herein for the year ended December 31, 2021 may need to be adjusted when the Company's audited consolidated financial statements are available. These unaudited preliminary estimates are subject to risks and uncertainties, many of which are not within the Polestar's control. Preliminary estimated financial data in this Presentation for the year ended December 31, 2021 reflect the mid-point of the Company’s preliminary estimated range for the applicable financial measure. 2. Cash Conversion defined as Adjusted Unleveraged Free Cash Flow / EBITDA. 3. See slide 42 for calculation of Adjusted Unleveraged Free Cash Flow. Source: Company Information, Management estimates.

34 Financial overview — Capex spend to fund investments required for future model launches Capex by type, $bn 0.9 – Polestar 3 and SPA 2 platform expected to 0.7 0.7 drive Capex 2021-2022E 0.5 0.5 – Capex need from main carlines of the 0.3 0.4 0.4 business plan expected to tail off towards 0.2 2025E 0.4 0.4 0.4 – Next generation expected Capex in 2024E- 0.3 0.2 2025E driven by next generation platform and 0.1 first top hat derivate 1 2021E 2022E 2023E 2024E 2025E Property, Plant & Equipment Intangibles Research & Development, $bn (cash spend) 0.6 0.5 0.4 0.4 0.3 1 2021E 2022E 2023E 2024E 2025E Note: Management estimate based on past projects and experiences, assumptions regarding a competitive cost level, customer preferences and the legal, regulatory incentive environment. 1. The unaudited preliminary estimated data provided for the year ended December 31, 2021 represent the mid-point of ranges estimated by Company's management. The Company's audited consolidated financial statements for the year ended December 31, 2021 are not yet available. As such, the unaudited preliminary estimated data provided herein for the year ended December 31, 2021 may need to be adjusted when the Company's audited consolidated financial statements are available. These unaudited preliminary estimates are subject to risks and uncertainties, many of which are not within the Company's control. Preliminary estimated financial data in this Presentation for the year ended December 31, 2021 reflect the mid-point of the Company’s preliminary estimated range for the applicable financial measure. Source: Business Plan, Management estimates.

Investor presentation Transaction overview and valuation

36 Transaction overview and valuation — Transaction overview – Pro forma fully-diluted enterprise value of Sources, $mn Pro Forma Valuation, $mn $20.0bn, or 3.1x 2023E Revenue and 1.5x 2024E Revenue 1 SPAC Cash in Trust $800 Base Share Price at Merger $10.00 – Current Polestar equity holders will retain PIPE Investors X Pro Forma Shares Outstanding 2,125.3 250 approximately 94% ownership in Polestar Polestar Rollover 20,003 and roll 100% of their equity interests into the Equity Value $21,253 pro forma company 2,3 Total Sources $21,053 Less: Pro Forma Net Cash 1,253 – Transaction will result in approximately $995 million of cash added to Polestar’s balance Enterprise Value $20,000 sheet to go towards funding its business plan 5 and future model launches 4 Uses, $mn Pro Forma Ownership Polestar Rollover $20,003 94.1% Polestar Rollover 1 Cash to Polestar’s Balance Sheet 995 3.8% GG Shareholders 2 Estimated Gores Guggenheim 55 1.2% PIPE Investors Transaction Expenses 0.9% GG Sponsor Total Uses $21,053 Note: Polestar will continue to seek further funding, both debt and equity funding will be considered in the future. 1. Assumes no Gores Guggenheim stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions. 2. Excludes Polestar transaction expenses. 3. Based on pre-transaction net cash position of $258mn (as of April 2021) and $995mn net cash injection to Polestar’s balance sheet to fund its business plan and future model launches, as well as to pay Polestar transaction expenses. Pro forma net cash balance does not reflect the following: (a) any changes to cash balance from pre-transaction amount through transaction close, also including capital contributions, (b) any new debt raises or repayments that may occur before or after transaction close, (c) any related party payables and related party accrued liabilities or the impact from any changes in these amounts. Please see appendix for more details. 4. Assumes a nominal share price of $10.00. Ownership excludes impact of warrants and earn out. 5. Transaction proceeds will also be used to pay Polestar transaction expenses. Additional funding will also be considered in the future to fund Polestar's business plan.

37 Transaction overview and valuation — Differentiated asset-light operations with global coverage, full product offering and sustainability focus Global EV Chinese EV Chinese EV US EV US EV Player Player 1 Player 2 Player 1 Player 2 Focus on the premium / luxury segment ✓✓✓✓✓û Already in production ✓✓✓✓✓✓ Global geographic reach ✓✓ûûûû 2+ SUV models by 2023E ûûûû ✓✓ 2 1 Asset light ûûû ✓ûû Global service network ✓✓ûûûû Climate neutral car by 2030E Public sustainability targets ? ? ? ? ? Climate neutral OEM by 2040E 3 Highway autonomy by 2024E ✓✓ûûûû 4 Break-even reached or targeted by 2024E ✓✓ûû✓✓ Polestar is exclusively focused on the luxury / premium segment with a complete product offering of Sedan and SUVs, serving its customers globally and targeting profitability by 2024E 1. Based on Total Assets / 2020A Revenue metrics. 2. Based on observations of public materials. 3. Based on highway automation for highway use cases, according to a leading management consultancy firm. 4. Based on EBIT. Source: Company Information, Leading Management Consultancy Firm, Management estimates.

38 Transaction overview and valuation — Attractive entry valuation with significant discount to peers Global Players Regional Players TEV / 2023E Revenue 10.0x 9.3x 8.1x 3.1x 2.8x 2.3x TEV / 2024E Revenue 7.7x 4.7x 3.9x 1.8x 1.7x 1.5x Note: Market date as of Feb 28, 2022. Core Peers Chinese EV Peers Source: FactSet, Company information, Management estimates.

39 Transaction overview and valuation — Strong top and bottom line growth relative to peers Global Players Regional Players Global Players Regional Players Revenue growth CAGR projection (2023E-2025E) EBIT growth projection (2024E-2025E) 452% 86% 75% 64% 300% 47% 232% 30% 12% 27% NA NA 2024E / 2025E gross margin 2024E / 2025E EBIT margin 28% 26% 26% 25% 24% 21% 23% 21% 17% 20% 19% 18% 11% 15% 8% 12% 7% 4% 4% 3% 2% (11%) (4%) (28%) Note: Market date as of Feb 28, 2022. Core Peers Chinese EV Peers Source: FactSet, Company information, Management estimates.

Investor presentation Appendix

41 Appendix — Summary financial items 1 $mn 2021E 2022E 2023E 2024E 2025E 2 Total volume (number vehicles sold) 29k 65k 124k 225k 290k % growth NA 124% 91% 81% 29% Total revenue 1,370 3,140 6,550 13,020 17,590 % growth NA 128% 109% 99% 35% COGS (1,370) (2,750) (5,240) (10,590) (13,880) Gross profit 0 390 1,310 2,430 3,710 EBIT (1,010) (850) (150) 400 1,340 EBITDA (770) (670) 160 880 1,910 3 Capex (430) (900) (550) (700) (660) % of revenue (31%) (29%) (8%) (5%) (4%) Adjusted Unleveraged Free Cash Flow (1,300) (1,690) (740) (160) 1,130 1. The Company's audited consolidated financial statements for the year ended December 31, 2021 are not yet available. As such, the unaudited preliminary estimated data provided herein for the year ended December 31, 2021 may need to be adjusted when the Company's audited consolidated financial statements are available. These unaudited preliminary estimates are subject to risks and uncertainties, many of which are not within the Company's control. Preliminary estimated financial data in this Presentation for the year ended December 31, 2021 reflect the mid-point of the Company’s preliminary estimated range for the applicable financial measure. 2. The Company estimates it sold approximately 28,850 vehicles during the year ended December 31, 2021, including 1,915 internal sales of vehicles transferred for demonstration and commercial purposes, which revenue is eliminated on group level. The 28,850 vehicles also include 2,286 vehicles with buy-back agreements, which revenue is recorded over the length of the agreements. Final global volume of vehicle sales could vary by up to 1%. 3. Capex defined as capitalised investments in intangible and tangible assets (externally acquired and internally generated).

42 Appendix — Reconciliation of financials 1 $mn 2021E 2022E 2023E 2024E 2025E Net income (1,020) (900) (250) 280 1,220 (+) Income Tax 0 0 0 0 0 EBIT (1,010) (850) (150) 400 1,340 (+) Depreciation & Amortization 240 180 310 480 570 EBITDA (770) (670) 160 880 1,910 Free Cash Flow, $mn 2021A 2022E 2023E 2024E 2025E EBITDA (770) (670) 160 880 1,910 (+) Change in NWC 350 (690) (890) (340) (120) (+) Total Investments (130) (1,200) (550) (700) (660) (+) Other cash & non-cash items 90 - - - - Unleveraged Free Cash Flow (160) 1,130 (460) (2,560) (1,280) (+) Related Party NWC adjustment (540) 0 540 0 0 (+) Capex timing adjustment (300) 300 0 0 0 (+) Payables Equitisation 0 570 0 0 0 Note: EBIT, EBITDA and Free Cash Flow are non-GAAP financial measures and should not be considered in isolation or as alternatives to measures derived in accordance with GAAP. Financials rounded to the closest $10mn. Source: Management estimates (160) 1,130 Adjusted Unleveraged Free Cash Flow (1,300) (1,690) (740) 1. The Company's audited consolidated financial statements for the year ended December 31, 2021 are not yet available. As such, the unaudited preliminary estimated data provided herein for the year ended December 31, 2021 may need to be adjusted when the Company's audited consolidated financial statements are available. These unaudited preliminary estimates are subject to risks and uncertainties, many of which are not within the Company's control. Preliminary estimated financial data in this Presentation for the year ended December 31, 2021 reflect the mid-point of the Company’s preliminary estimated range for the applicable financial measure.

43 Appendix — Several trends are underpinning acceleration of EV adoption 1 New entrants represent an 2 EV charging infrastructure 3 Ease of use – Increasing EV charging points density across the globe underpinned by significant investment incentive for further EV charging is on the rise – Europe targeting one charging station every 60km by 2030E infrastructure build-out 1 Estimated number of chargers (mm) Estimated capital investment through to 2030E ($bn) 42 13 US 11 19 14 China 19 6 5 5 15 European Union 1 17 2 8 1 2020A 2025E 2030E European Union China US 4 Decreasing TCO and improving 5 Regulatory restrictions 6 Technology strategy technology – Decrease in EV powertrain cost driven by falling battery costs at higher power density – High pressure on OEMs from regulations to improve CO2/fuel efficiency – About 300 new BEVs models will be launched through to 2022E – Energy density and charge speed continue to improve Maximum purchase incentives for EVs (€) Passenger car CO2 (g/km) New battery vehicle models by car size, number (number) Lithium-Ion Battery price trends and forecast (USD per kwh) regulations 103 68 36 23 230 917 9,000 130 54 (19.0%) 721 95 663 6,750 (8.2%) 3,000 102 588 ~81 2,250 ~59 381 125 293 219 6,000 180 156 4,500 137 101 58 12 523 BEV PHEV 2015A 2020A 2025E 2030E 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2023 2030 Pre-COVID-19 incentives (2019) Increase due to COVID-19 economic A/B segment C segment D/E segment Others stimulus packages (2020) 1. Figures may not sum, because of rounding. Source: Leading management consultancy firm, Statista, desktop research.

44 Appendix — Design meets sustainability Polestar 2 Polestar 5 – Production version of Polestar – Using blockchain technology, enabling Precept increased traceability of cobalt in batteries – Explore next steps for more sustainable and innovative – New approach to interior materials materials: – WeaveTech: light but durable – Reclaimed fishing nets (Nylon material, free from hazardous 6) for floor mats chemicals – Waste and recycled cork- – Reconstructed wood minimizes based vinyl for seat bolsters waste and head rests – Carbon footprint and LCA-methodology published Best-in-class sustainability ambition Climate Neutrality Circularity Transparency Inclusion Climate-neutral platform Human rights in supply chain Circular battery design Materials traceability -– -– -– -– Ethical business practices Renewable energy in supply chain Supply chain transparency -– -– Climate-neutral materials -– -– Energy optimization Product sustainability declaration Inclusive workplace Remanufacturing of batteries -– -– -– -– Inclusive design Collaborations for second life Sustainability reporting Climate-neutral manufacturing -– -– -– -– Inclusive customer experience Renewable energy in the supply chain Collaborations for recycling -– -– -– Source: Company information.

45 Appendix — Precept design elements offer a preview to features on future polestar models Signature Headlights and Revolutionary uses of Rear visibility Long-range SmartZone with ADAS sensors sustainable materials with camera lidar Futuristic design visibly embedding Clean, luxurious interiors with technology and aerodynamics award-winning UI technology Source: Company information.

46 Appendix — At the digital forefront Unique experience Autonomous Mobility Cutting edge. Bespoke. Seamless. Autonomous driving capabilities. Self-driving MaaS. In 3 ways. In Polestar 3 – Developing autonomous driving highway pilot – Privately owned cars capable of highway autonomous – State-of-the-art electric motors with commercial offering targeted for 2024E driving – State-of-the-art batteries – Fully self-driving penetration in segment expected to – Privately owned cars capable of all driving situations, be significant by 2030E at 8-12% – First ever Android infotainment integration removing the need for a private driver – Dedicated EV platform based on proven technology – Dedicated self driving vehicles for shared self driving 1 – Contract with technology leader Waymo for self MaaS driving technology, in addition to established partners Zenseact and Nvidia Upside Robotaxi fleet could reach ~10mn units in 2030E, Profitable and recurring revenues with a total service value reaching $400-600bn – Front-runner advantage in developing and / or acquiring technology to spearhead the EV market and leading in providing the market with relevant know-how – Smart use of background IP in Volvo Cars / Geely Holding ecosystem to develop cutting edge technology at low cost and monetize sustainable solutions 1. Mobility as a Service (MaaS). Source: Company information, Leading management consultancy firm, Management estimates.

47 Appendix — First to launch an infotainment system powered by Google Android Polestar 2 was the first car to be launched with an infotainment system powered by Google Android – Polestar features fully end-to-end integrated Google Automotive systems, such as Google Maps, Google Speech Assistant and Google Play Store – Polestar offers free internet to connect with Play Store that offers Google developed apps, e.g., Play music, Hangouts, Play Books, etc – Hassle-free and regular over-the-air updates for apps and launch of new features, reduces workshop visits and customer frustration ”Android Automotive is, quite simply, the car 1 infotainment revolution we have all been waiting for” 9/10 1. Gearbrain. Source: Company information; CarMagazine.

48 Appendix — Robust R&D infrastructure driving innovation – Polestar independently decides what to develop in-house vs. “cherry-picking” from partners – the combination allows Polestar to focus on key differentiating technologies whilst leveraging R&D from the larger Geely Group (Volvo Cars, Geely and others) in a flexible way Polestar R&D UK Polestar R&D HQ Coventry, United Kingdom Gothenburg, Sweden – Purchasing and manufacturing center in • ~500 R&D employees by end 2022 – ~80 R&D employees and growing China works closely with R&D on daily basis – Focus areas are: – Focus areas are: – Sustainable lightweight structures – High quality & sustainable materials and processes (e.g., alloy rims etc.) – Sports car technology – Chassis & e-powertrain (e.g., high power electric motor) – Low volume production – Electrical systems for the car – Program lead for alu-based sports car/GT with 800V – Software development across 1 propulsion offer vehicles (e.g., BMS ) – Safety testing of cars – Polestar engineered performance components – Software development, testing and integration – Advanced research generating Polestar IP 1. Battery management system. Source: Company information, Management estimates.

49 Appendix — Leading base technology Advanced battery pack design High-performance motor – State-of-the-art design R&D within – State-of-the-art EV motor, balancing Geely performance and cost – Advanced modular battery pack design – Advanced features within EV motor (e.g., optimizing performance vs. cost disconnect) – Novel technology currently being – Increased efficiency due to motor patented on battery packaging design, disconnect when power not required aiming to extend battery life while reducing costs significantly – Enhance charging system, to be more effective, efficient and sustainable SPA2 E/E architecture Infotainment system – Central computer and satellite nodes / sensors with a – Infotainment Android operating system core system based on NVIDIA enabling high compute to enable Next-generation smart car capacity – End-to-end integration of Android – Redundant base vehicle (dual brake controls, steering, features (e.g., Google voice assistant) power, etc.) enabling safe and robust unsupervised – Native applications without requiring driving smartphone (e.g., Spotify) – Premium sensors, including long range radars, 8 – Regular OTA updates to enhance Megapixel cameras and Luminar lidar customer experience – Polestar 3 to include unsupervised ‘Highway Pilot’ offering being able to drive without supervision on certified roads with software from Zenseact Source: Company information, Management estimates.

50 Appendix — Selected Risk Factors all of the countries in which it operates. The Company may faceregulatory challenges to or limitations on its ability to agreements into which it has entered to extend the life of GGI, if GGI is unable to effect an initial business combination The risks presented below are some of the general risks related to the Company, GGI and the combined company sellvehiclesdirectly. by March25, 2023, it will beforced to liquidateandthe GGI Warrantswillexpireworthless. following the consummation of the proposed Business Combination. The list below is not exhaustive and is qualified in its • Insufficient reserves to cover future warranty or part replacement needs or other vehicle repair requirements,• If third parties bring claims against GGI, the proceeds held in the Trust Account could be reduced and the per-share entirety by disclosures contained in future regulatory filings by the Polestar Automotive Holding UK Limited (“ListCo”)or including any potential software upgrades, could materially and adversely affect the Company’s business, redemptionamountreceived by GGI’sstockholdersmay belessthan $10.00per share. GGI. These risks speak only as of the date hereof and neither the Company, ListCo nor GGI make any commitment to prospects,financialconditionandresults of operations.• The Company’s operating and financial results forecasts, which were presented to the GGI Board, may not prove update such disclosure. The risks highlighted in future regulatory filings may differ significantly from and will be more• The Company is subject to risks associated with advanced driver assistance system technology. The Company is accurate. also working on adding autonomous driving technology to its vehicles and expects to be subject to the risks extensivethan thosepresentedbelow. associated with this technology. The Company cannot guarantee that its vehicles will achieve its targeted assisted RisksRelated to ADSsandADWsFollowingthe BusinessCombination or autonomousdrivingfunctionalitywithin itsprojectedtimeframe, or ever.• If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, RisksRelated to theCompany’sBusinessandIndustry • The Company may be unable to offer attractive leasing and financing options for its current vehicle models and the marketpriceof the ADSsandADWsmaydecline. futurevehicles,whichwouldadverselyaffectconsumerdemand for itsvehicles.• The requirements of being a public company may strain ListCo’s resources and distract its management, which could • The Company’s operations rely heavily on a variety of agreements with its strategic partners Volvo Car AB (publ) • The Company’s vehicles will make use of lithium-ion battery cells, which have been observed to catch fire or vent make itdifficult to manageits business,particularlyafterListCo is no longeran “emerginggrowthcompany.” and Geely Holding Group Co., Ltd., including agreements related to research and development, purchasing, smokeandflame.• ListCo will be a foreign private issuer within the meaning of the rules under the Exchange Act, and as such it will be manufacturing engineering and logistics, and the Company may come to rely on other original equipment • The Company operates in an intensely competitive market, which is generally cyclical and volatile. Should the exemptfromcertainprovisionsapplicable to UnitedStatesdomesticpubliccompanies. manufacturers, vendors and technology providers. The inability of the Company to maintain agreements or Company not be able to compete effectively against its competitors then it is likely to lose market share, which• The combined Company may lose its foreign private issuer status in the future, which could result in significant partnerships with its existing strategic partners or to enter into new agreements or partnerships could have a could have a material and adverse effect on the business, financial condition, results of operations and prospects of additionalcostsandexpenses. material and adverse effect on the Company’s ability to operate as a standalone business, produce vehicles, reach the Company.• The Company has identified material weaknesses in its internal control over financial reporting. If ListCo is unable to itsdevelopmentandproductiontargets or focusefforts on itscoreareas of differentiation. • The Company’s ability to generate meaningful product revenue will depend on consumer adoption of electric remediate these material weaknesses or identifies additional material weaknesses, it could lead to errors in ListCo’s • The Company’s ability to produce vehicles and its future growth depend upon its ability to maintain relationships vehicles. However, the market for electric vehicles is still evolving and changes in governmental programs financialreporting,which couldadverselyaffectListCo’sbusinessandthe marketpriceof the ADSsandADWs. with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to incentivizing consumers to purchase electric vehicles, fluctuations in energy prices, the sustainability of electric completebuildingoutitssupplychain,whileeffectivelymanagingthe risksdue to suchrelationships. vehicles and other regulatory changes might negatively impact adoption of electric vehicles by consumers. If the • The Company is dependent on its strategic partners and suppliers, some of which are single-source suppliers, and pace and depth of electric vehicle adoption develops more slowly than the Company expects, its revenue may the inability of these strategic partners and suppliers to deliver necessary components of the Company’s products decline or fail to grow,andthe Companymay bemateriallyandadverselyaffected. on schedule and at prices, quality levels and volumes acceptable to the Company, or the Company’s inability to • If vehicle owners customize the Company vehicles or change the charging infrastructure with aftermarket efficiently manage these components, could have a material and adverse effect on the Company’s results of products, the vehicle may not operate properly, which may create negative publicity and could harm the Company’s operationsandfinancialcondition. business. • The Company may not be able to accurately estimate the supply and demand for its vehicles, which could result in inefficiencies in its business, hinder its ability to generate revenue and create delays in the production of its vehicles. RisksRelated to CybersecurityandDataPrivacy If the Company fails to accurately predict its manufacturing requirements, the Company incurs the risk of having to • Any unauthorized control or manipulation of the Company’s products, digital sales tools and systems could result in pay for production capacities that it reserved but will not be able to use or that the Company will not be able to loss of confidence in the Companyand itsproducts. secure sufficient additional production capacities at reasonable costs in case product demand exceeds • The Company is subject to evolving laws, regulations, standards, policies, and contractual obligations related to expectations. data privacy, security and consumer protection, and any actual or perceived failure to comply with such obligations • The Company may be unable to grow its global product sales, delivery capabilities and its servicing and vehicle could harm the Company’s reputation and brand, subject the Company to significant fines and liability, or otherwise charging partnerships, or the Company may be unable to accurately project and effectively manage its growth. If adverselyaffectits business. the Company is unable to expand its charging network and servicing capabilities, customer’s perception of the Company could be negatively affected, which could materially and adversely affect the Company’s business, RisksRelated to theCompany’sEmployeesandHumanResources financialcondition,resultsof operationsandprospects. • The Company’s ability to effectively manage its growth relies on the performance of highly skilled personnel, • The Company relies on its partnerships with vehicle charging networks to provide charging solutions for its including its Chief Executive Officer Thomas Ingenlath, the senior management team and other key employees, vehicles. and the Company’s ability to recruit and retain key employees. The loss of key personnel or an inability to attract, • The Company relies on its strategic partners for servicing its vehicles and their integrated software. If the Company retainandmotivatequalifiedpersonnelmayimpairthe Company’sability to expandits business. or its strategic partners areunable toadequately address the service requirements of its customers, the Company’s business,prospects,financialconditionandresults of operationsmay bemateriallyandadverselyaffected. RisksRelated to Litigationand Regulation • The Company has experienced and may in the future experience significant delays in the design, development, • The Company may choose to or be compelled to undertake product recalls or take other actions, which could result in manufacture,launchandfinancingof its vehicles,which couldharmitsbusinessandprospects. litigationandadverselyaffectits business,prospects,results of operations,reputationandfinancialcondition. • The Company has incurred net losses each year since its inception and expects to incur increasing expenses and substantiallossesfor the foreseeablefuture. RisksRelated to FinancingandStrategyTransactions • Increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors, • The Company will require additional capital to support business growth, and this capital might not be available on could harm the Company’s business. The Company will need to maintain and significantly grow its access to commerciallyreasonableterms, or atall. batterycells,includingthroughthe developmentandmanufactureof its own cells,andcontrol its relatedcosts. • The Company’s financial results may vary significantly from period to period due to fluctuations in its operating costs, • The Company relies on its partners to manufacture vehicles and the Company’s partners have limited experience in productdemandandother factors. producing electric vehicles. Further, the Company relies on sufficient production capacity being available and/or allocated to it by its partners in order to manufacture its vehicles. Delays in the timing of expected business RisksRelated to GGI andthe BusinessCombination milestones and commercial launches, including the Company’s ability to mass produce its electric vehicles and/or • The initial stockholders of GGI (GGI’s independent directors and Gores Guggenheim Sponsor LLC (the “GGI complete and/or expand its manufacturing capabilities, could materially and adversely affect the Company’s Sponsor”))haveagreed to vote in favor of the BusinessCombination,regardlessof how GGI’sstockholdersvote. business,financialcondition,results of operationsandprospects. • The Sponsor, certain members of the Board of directors of GGI (the “GGI Board”) and GGI officers have interests in the • The Company relies heavily on manufacturing facilities based in China and its growth strategy will depend on Business Combination that are different from or are in addition to other stockholders in recommending approving the growing its business in China. This subjects the Company to economic, operational, regulatory and legal risks Business Combination and the other matters that will be described in a proxy statement/prospectus that will be filed in specificto China. connection with the Business Combination. Such conflicts of interests include that the GGI Sponsor and GGI’s officers • The Chinese government may intervene in or influence the Company’s or the Company’s partners’ operations in anddirectorswilllosetheir entireinvestment in GGI if the BusinessCombination isnot completed. China at any time, which could result in a material change in the Company’s operations and ability to produce • Because ListCo will become a publicly listed company by virtue of a merger as opposed to an underwritten initial vehiclessignificantlyandadverselyimpactthe valueof the Company’ssecurities. public offering (which uses the services of one or more underwriters), less due diligence on the Company may have • Changes in Chinese policies, regulations and rules may be quick with little advance notice and the enforcement of been conductedascomparedto an underwritteninitialpublicoffering. laws of the Chinese government is uncertain and could have a significant impact upon the Company’s and its • GGI stockholders will experience dilution as a consequence of the issuance of Post-Combination Company securities partners’ability to operateprofitably. and American depositary shares (“ADSs”) and American depositary warrants (“ADWs”) as consideration in the • the Company and its subsidiaries (i) may not receive or maintain permissions or approvals to operate in China, (ii) Business Combination and may experience dilution from several additional sources in connection with and after the may inadvertently conclude that such permissions or approvals are not required, or (iii) may be required to obtain Business Combination, including any future issuances or resales of securities of ListCo. Having a minority share new permissions or approvals in the future due to changes in applicable laws, regulations, or interpretations related positionmayreducethe influencethat GGI stockholdershave on the management of the Post-ClosingCompany. thereto. • Past performance by The Gores Group, including its management team, may not be indicative of future performance • The Company’s operating and financial results forecasts and projections rely in large part upon assumptions and of an investment in GGI or ListCo. analyses developed by it. If the assumptions or analyses that the Company made in connection with its projections • GGI and the Company expect to incur significant transaction costs in connection with the Business Combination. and forecasts prove to be incorrect, the Company’s actual results of operations may be materially different from its Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash forecastedresults. available to beused for other corporatepurposes by GGI. • The Company depends on revenue generated from a limited number of models and expects this to continue in the • GGI has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement. As foreseeablefuture. such, there is a risk that GGI will be unable to continue as a going concern if GGI does not consummate an initial • The Company’s distribution model is different from the currently predominant distribution model for automakers, business combination by March 25, 2023. Unless GGI amends its certificate of incorporation and certain other and its long-term viability is unproven. The Company will not have a third-party retail product distribution network in

Investor presentation — Contact info For questions, please contact: All ideas contained within this document are owned by Polestar. Bojana Flint Polestar Investor Relations © Polestar 2022 ir@polestar.com Polestar Assar Gabrielssons Väg 9 SE-418 78 Göteborg Sweden polestar.com